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                                 Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and the use of our report dated March 30, 1998 (except for Note 11, as to which the date is April 14, 1998), in the Registration Statement (Form S-1 No. 333-43443) and related Prospectus of netValue, inc. for the registration of 3,450,000 shares of its common stock.






                                                   /s/ LJ SOLDINGER ASSOCIATES


Arlington Heights, Illinois
April 14, 1998